                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                 VAN KAMPEN FLORIDA MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                         VAN KAMPEN SENIOR INCOME TRUST
                              VAN KAMPEN BOND FUND
                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                IMPORTANT NOTICE
                                 TO VAN KAMPEN
                          CLOSED END FUND SHAREHOLDERS

QUESTIONS & ANSWERS

--------------------------------------------------------------------------------

Although we recommend you read the complete proxy statement, for your convenience, we've provided a brief overview of the issues to be voted on.

--------------------------------------------------------------------------------

Q    WHY IS A SHAREHOLDER MEETING BEING HELD?

A    Because each Van Kampen closed end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q    WHAT PROPOSALS WILL BE VOTED ON?

A    You are being asked to elect nominees for the Board of Trustees and to ratify the selection of the independent public accountants for your fund(s). In addition, certain funds are seeking approval of a preferred share split and simultaneously reducing the liquidation preference per preferred share.

Q    WILL MY VOTE MAKE A DIFFERENCE?

A    Yes! Your vote is important and will make a difference in the developments of your fund(s), no matter how many shares you own.

Q    HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A    They recommend that you vote "For" each proposal on the enclosed proxy card.

Q    WHY DOES THE PROXY STATEMENT LIST SEVERAL CLOSED-END FUNDS?

A    The funds have similar proposals and it is cost-efficient to have a joint proxy statement and one meeting.

Q    WHERE DO I CALL FOR MORE INFORMATION?

A    Please call Van Kampen Investor Services at 1-800-341-2929 from 7:30 a.m.
to 5:00 p.m. Central time, Monday through Friday.

                              ABOUT THE PROXY CARD


Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "For All,"  "Withhold" or "For All Except"

To withhold authority to vote for any one or more individual nominee(s), check "For All Except" and write the nominee's name on the line below.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS - mark "For," "Against" or "Abstain"

APPROVAL OF PREFERRED SHARE SPLIT for (Van Kampen California Municipal Trust, Van Kampen Investment Grade Municipal Trust and Van Kampen High Income Trust II
only) - mark "For", "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

------------------------------------------------------------------------------------------------------------------------------------
[X] PLEASE MARK
    VOTES AS IN                            VAN KAMPEN XXXXX
    THIS EXAMPLE                  JOINT ANNUAL MEETING OF SHAREHOLDERS


SAMPLE

------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------

                                                            FOR ALL
                                       FOR ALL   WITHHOLD   EXCEPT                                          FOR  AGAINST    ABSTAIN
1. Authority to vote for the election    [ ]       [ ]       [ ]             2. To ratify the selection of  [ ]    [ ]        [ ]
   as Class X Trustees the                                                      XXXXXXX as the
   nominees named below:                                                        independent public
                                                                                accountants for the Fund's
                                                                                current fiscal year.
XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

   To withhold authority to vote for any one or more individual nominee,     3. To approve the preferred    FOR  AGAINST    ABSTAIN
   check "For All Except" and write the nominee's name on the line below.       share split for the Fund    [ ]    [ ]        [ ]
                                                                                and simultaneous reduction
   -----------------------------------------------------------                  in liquidation preference
                                                                                per preferred share.




Please be sure to sign and date this Proxy.   Date

Shareholder sign here      Co-owner sign here



------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                          VAN KAMPEN CLOSED END FUNDS

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 16, 1999

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed End Funds listed on Annex A (the "Funds") to the attached Proxy Statement that a Joint Annual Meeting of the Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 16, 1999, at 3:00 p.m., for the following purposes:

1.   To elect trustees in the following manner:
     A. With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV,
        VKS, VOT, VKI and VOF to elect three Class III trustees, two by the holders of the Common Shares of each Fund and one by the holders of the Preferred Shares of each Fund.
        The Common Shares and the Preferred Shares of each Fund will vote as separate classes. Each elected trustee will serve for a three year term or until their successors shall have been duly elected and qualified.
     B. With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO,
        VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VVR,
        VLT, VIT and VBF, to elect three Class I trustees by the holders of the Common Shares of each Fund. Each elected trustee will serve for a three year term or until their successors shall have been duly elected and qualified.

     C. With respect to VKL, to elect three Class II trustees, two by the holders of the Common Shares of the Fund and one by the holders of the Preferred Shares of the Fund. The
        Common Shares and the Preferred Shares of the Fund will vote as separate classes. Each elected trustee will serve for a three year term or until their successors shall have been duly elected and qualified.
     D. With respect to VXS and VIN to elect three Class II trustees by the holders of Common Shares of each Fund. Each elected trustee will serve for a three year term or until their successors shall have been duly elected and qualified.
2.      To ratify the selection of independent public accountants:
     A. For each Advisory Corp. Fund (as defined in Annex A of the attached Proxy Statement), to ratify the selection of KPMG LLP as the independent public accountants for the fiscal year of each respective Fund ending in 1999.
     B. For each Asset Management Fund (as defined in Annex A of the attached Proxy Statement), to ratify the selection of Ernst & Young LLP as the independent public accountants for the fiscal year of each respective Fund ending in 1999.
3. To approve the Preferred Share split and simultaneous reduction of the liquidation preference per Preferred Share:
     For each of VKC, VIG and VIT (as defined in Annex A of the attached Proxy Statement), to approve the Preferred Share split and the simultaneous reduction of the liquidation preference per Preferred Share of each Fund.
4. To transact such other business as may properly come before the Meeting.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 30, 1999 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    A. THOMAS SMITH III,
                                    Vice President and Secretary
[May   , 1999]

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR ALL of the nominees for the Boards of Trustees of the Funds listed in the Proxy Statement.

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

  - FOR approval of the Preferred Share split and simultaneous reduction in liquidation preference per Preferred Share of VKC, VIG and VIT.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                          VAN KAMPEN CLOSED END FUNDS

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 16, 1999

  This Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed End Funds listed on Annex A to this Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555 Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 16, 1999, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Proxy
Statement and accompanying form of proxy is [May   ], 1999.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this proxy statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 30, 1999 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common

Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Proxy Statement.

  The following table summarizes each proposal to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to each proposal.

                PROPOSAL/AFFECTED FUNDS                   AFFECTED SHAREHOLDERS
                -----------------------                   ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV,
      VPV, VKS, VOT, VKI and VOF, to elect three Class
      III trustees
      -- two trustees by holders of Common Shares          Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(b)   With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP,
      VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT,
      VKC, VVR, VLT, VIT and VBF, to elect three Class I
      trustees by holders of Common Shares                 Common Shares
(c)   With respect to VKL, to elect three Class II
      trustees
      -- two trustees by holders of Common Shares          Common Shares
      -- one trustee by holders of Preferred Shares        Preferred Shares
(d)   With respect to VXS and VIN, to elect three Class
      II trustees by holder of Common Shares               Common Shares
2.    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS:
(a)   With respect to the Advisory Corp. Funds, to
      ratify the selection of KPMG LLP as the
      independent public accountants by holders of
      Common Shares and Preferred Shares voting together   Common Shares and
                                                           Preferred Shares
                                                           voting together
(b)   With respect to the Asset Management Funds, to
      ratify the selection of Ernst & Young LLP as the
      independent public accountants by holders of
      Common Shares                                        Common Shares
3.    APPROVAL OF PREFERRED SHARE SPLIT AND SIMULTANEOUS
      REDUCTION IN LIQUIDATION PREFERENCE:
      With respect to VKC, VIG and VIT only, to approve
      the Preferred Share split of each Preferred Share
      of such Funds and the simultaneous reduction of
      the liquidation preference per Preferred Share of
      each Fund.                                           Preferred Shares

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929

OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of a Fund on the Record Date will be entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1, holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund.

  With respect to Proposal 2, holders of Common Shares and Preferred Shares, where applicable, of a Fund will vote together and an affirmative vote of a majority of the Shares of a Fund present at the Meeting in person or by proxy is required to ratify the selection of the independent public accountants for such Fund.

  With respect to Proposal 3 for VKC, VIG and VIT only, holders of Preferred Shares of each Fund, voting as a separate class, will vote on the proposal. For VKC and VIG approval of this proposal will require an affirmative vote of the lesser of: (i) 67% or more of the voting Preferred Shares of such Fund, if more than 50% of the outstanding Preferred Shares of such Fund entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding Preferred Shares of such Fund entitled to vote thereon. For VIT, approval of this proposal will require an affirmative vote of 66 2/3% of the outstanding Preferred Shares entitled to vote thereon.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Boards of Trustees of the Funds listed in the proxy statement.

  - FOR ratification of the independent public accountants for the current fiscal year of each Fund.

  - FOR approval of the Preferred Share split and simultaneous reduction in liquidation preference per Preferred Share of VKC, VIG and VIT.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstention and broker non-votes will not be deemed "votes cast" with respect to such proposal, but such Shares will be counted as present for the purpose of determining a quorum. A majority of the outstanding Shares of a Fund must be present in person or by proxy to have a quorum for each Fund to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1, 2 and 3 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Investment Advisory Corp. ("Advisory Corp.") serves as investment adviser to each Fund listed under the heading the "Advisory Corp. Funds" on Annex A to this Proxy Statement. Van Kampen Asset Management Inc. ("Asset Management") serves as investment adviser to each Fund listed under the heading the "Asset Management Funds" on Annex A to this Proxy Statement. Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The principal business address of the Advisers is 1 Parkview Plaza,

PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Advisers are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $75 billion under management or supervision. Van Kampen's more than 50 open end and 39 closed end funds (including the Funds) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

OTHER SERVICE PROVIDERS

  Each Fund, except VBF, VXS, VIN, VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen Funds Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Administrator is a wholly owned subsidiary of Van Kampen. VVR has entered into an administration agreement between such Fund and Van Kampen. With respect to VKS, Advisory Corp. has engaged Mitchell Hutchins Asset Management Inc. to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 1285 Avenue of the Americas, New York, New York 10019. With respect to VKL, Advisory Corp. and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Advisory Corp. Fund has entered into an accounting services agreement with Advisory Corp. and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Each of VLT, VIT, VQC and VIG has also entered into a support services agreement with Van Kampen Funds Inc.
------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Trustees are to be elected by the Shareholders at the Meeting in the following manner:

         (a) With respect to VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI and VOF, Class III Trustees are to be elected at the Meeting by the Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2002 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class III nominees, Don G. Powell and Hugo F. Sonnenschein, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class III nominee, Theodore A. Myers, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (b) With respect to VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKQ, VQC, VFM, VOQ, VNM, VPQ, VMT, VKC, VVR, VLT, VIT and VBF, Class I Trustees are to be elected at the Meeting by the Common Shareholders to serve until the later of each respective Fund's Annual Meeting of Shareholders in 2002 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the three Class I nominees, David C. Arch, Howard J Kerr and Dennis J. McDonnell, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (c) With respect to VKL, Class II Trustees are to be elected at the Meeting by the Shareholders to serve until the later of the Fund's Annual Meeting of Shareholders in 2002 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the two Class II nominees, Wayne W. Whalen and Steven Muller, designated to be elected by the holders of Common Shares. Holders of Preferred Shares, voting as a separate class, will vote with respect to the one Class II nominee, Rod Dammeyer, designated to be elected by the holders of Preferred Shares. An affirmative vote of a plurality of the Common Shares of the Fund and a plurality of the Preferred Shares of the Fund, each voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (d) With respect to VXS and VIN, Class II Trustees are to be elected at the Meeting by the Common Shareholders to serve until the later of the Fund's Annual Meeting of Shareholders in 2002 or until their successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to the three Class II nominees, Wayne W. Whalen, Steven Muller and Rod Dammeyer, designated to be elected by the holders of Common Shares. An affirmative vote of a plurality of the Common Shares of each Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

  Each of the Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth on Annex C to this Proxy Statement.

  The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Massachusetts law or Delaware law as applicable to each Fund, each Fund's Declaration of Trust and each Fund's Bylaws.

  With respect to each of the Funds with outstanding Preferred Shares, pursuant to the 1940 Act, as long as any Preferred Shares are outstanding, the holders of Preferred Shares will, voting as a separate class, elect two of the Trustees of the Fund. Mr. Dammeyer is currently the Class II Trustee designated to be elected by the holders of the Preferred Shares. Mr. Myers is currently the Class III Trustee designated to be elected by the holders of the Preferred Shares.

  All nominees have consented to being named in this proxy statement. With respect to each of the Funds, each of the nominees has agreed to serve as a Trustee if elected; however, should any nominees become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees of each Fund.

  The following sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch(1)..................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care product's manufacturer, and a Director
  Age: 53                           of Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a Trustee or Managing General Partner of
                                    other investment companies advised by Asset
                                    Management, Van Kampen Management Inc.
                                    ("Management Inc.") and Advisory Corp.

Rod Dammeyer(2)...................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Corporate Investments, Inc., a company
Suite 1950                          that makes private equity investments in
Chicago, IL 60606                   other companies, and Vice Chairman and
  Age: 58                           Director of Anixter International Inc., a
                                    value-added provider of integrated
                                    networking and cabling solutions that
                                    support business information and network
                                    infrastructure requirements (employed by
                                    Anixter since 1985). He is also a member of
                                    the Board of Directors of TeleTech Holdings
                                    Inc., Metal Management, Inc., Stericycle,
                                    Inc., Transmedia Network, Inc., Jacor
                                    Communications, Inc., CNA Surety Corp., Inc.
                                    IMC Global Inc., Antec Corporation and Grupo
                                    Azucarero Mexico (GAM). Prior to 1998, Mr.
                                    Dammeyer was a Director of Lukens, Inc.,
                                    Capsure Holdings Corp., Revco D.S., Inc.,
                                    the Chase Manhattan Corporation National
                                    Advisory Board and Sealy, Inc. Prior to
                                    1997, Mr. Dammeyer was President, Chief
                                    Executive Officer and a Director of Great
                                    American Management & Investment, Inc., a
                                    diversified manufacturing company, and a
                                    Director of Santa Fe Energy Resources, Inc.,
                                    Falcon Building Products, Inc., Lomas
                                    Financial Corporation, Santa Fe Pacific
                                    Corporation, Q-Tel, S.A. de C.V. and
                                    Servicios Financieros Quadrum, S.A. Mr.
                                    Dammeyer is also a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr(1)..................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation. Prior to
Lake Forest, IL 60045               1998, Mr. Kerr was the President and Chief
  Age: 63                           Executive Officer of Pocklington
                                    Corporation, Inc., an investment holding
                                    company. Mr. Kerr is a Trustee or Managing
                                    General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

Dennis J. McDonnell(1)*...........  Mr. McDonnell is Chairman and Chief
1 Parkview Plaza                    Executive Officer of the Fund. He is
Oakbrook Terrace, IL 60181          Executive Vice President and a Director of
  Age: 56                           Van Kampen. Mr. McDonnell is also President,
                                    Chief Operating Officer and a Director of
                                    Asset Management, Advisory Corp., Van Kampen
                                    Advisors Inc. ("Advisors Inc."), and
                                    Management Inc. Prior to July of 1998,
                                    Executive Vice President and Director of
                                    VK/AC Holding, Inc. Prior to April 1998,
                                    President and a Director of Van Kampen
                                    American Capital Equity Advisors Corp. Prior
                                    to April 1997, he was a Director of Van
                                    Kampen Merritt Equity Holdings Corp. Prior
                                    to September 1996, Mr. McDonnell was Chief
                                    Executive Officer and Director of MCM Group,
                                    Inc., McCarthy, Crisanti & Maffei, Inc., MCM
                                    Asia Pacific Company, Limited and MCM
                                    (Europe) Limited. Prior to July 1996, Mr.
                                    McDonnell was President, Chief Operating
                                    Officer and Trustee of VSM Inc. and VCJ Inc.
                                    Mr. McDonnell is Chief Executive Officer and
                                    President of certain open end and closed end
                                    investment companies advised by the
                                    Advisers, and President and Chairman of the
                                    Board of Trustees or Board of Managing
                                    Partners of other investment companies
                                    advised by Asset Management, Management
                                    Inc., and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Steven Muller, Ph.D.(2)...........  Dr. Muller is President Emeritus of The
President Emeritus                  Johns Hopkins University, Director of
The Johns Hopkins University        Beneficial Corporation (bank holding
Suite 711                           company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.     (bio-technology). Prior to December 1997,
Washington, D.C. 20036              Dr. Muller was a Trustee of the Common Sense
  Age: 71                           Trust and Chairman of The 21st Century
                                    Foundation (public affairs). Prior to May
                                    1997, he was a Director of BT Alex. Brown &
                                    Sons (investment banking). Dr. Muller is a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

Theodore A. Myers(3)..............  Mr. Myers is the Senior Financial Advisor
550 Washington Avenue               (and, prior to 1996, an Executive Vice
Glencoe, IL 60022                   President and Chief Financial Officer) of
  Age: 68                           Qualitech Steel Corporation, a producer of
                                    high quality engineered steels for
                                    automotive, transportation and capital goods
                                    industries. Mr. Myers is a Director of COVA
                                    Series Trust of COVA Financial Life
                                    Insurance (formerly known as Xerox Life).
                                    Prior to 1997, Mr. Myers was a Director of
                                    McLouth Steel and a member of the Arthur
                                    Andersen Chief Financial Officer Advisory
                                    Committee. Mr. Myers is also a Trustee or
                                    Managing General Partner of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Don G. Powell(3)*.................  Mr. Powell is currently a member of the
Van Kampen Investments Inc.         Board of Governors and executive committee
2800 Post Oak Boulevard             for the Investment Company Institute, and a
Houston, TX 77056                   member of the Board of Trustees of the
  Age: 59                           Houston Museum of Natural Science. Mr.
                                    Powell is the immediate past chairman of the
                                    Investment Company Institute. Prior to
                                    January 1999, he was Chairman and a Director
                                    of Van Kampen, Asset Management, Advisory
                                    Corp., Van Kampen Funds Inc., Van Kampen
                                    Investor Services Inc., Advisors Inc., Van
                                    Kampen Recordkeeping Services Inc., American
                                    Capital Contractual Services Inc, Van Kampen
                                    Merritt Equity Advisors Corp., Van Kampen
                                    Insurance Agency of Illinois Inc., Van
                                    Kampen System Inc., Van Kampen Trust
                                    Company, Van Kampen Services Inc. and Van
                                    Kampen Exchange Corp. Prior to July 1998,
                                    Mr. Powell was Director and Chairman of
                                    VK/AC Holding, Inc. Prior to 1997, he was
                                    Chairman, President and Director of American
                                    Capital Shareholders Corporation. Prior to
                                    April 1997, Mr. Powell was Chairman,
                                    President and Director of Van Kampen Merritt
                                    Equity Holdings Corp. Prior to July of 1996,
                                    he was Chairman and Director of VSM Inc. and
                                    VCJ Inc. Prior to September 1996, Mr. Powell
                                    was a Director of McCarthy, Crisanti &
                                    Maffei, Inc. and McCarthy, Crisanti & Maffei
                                    Acquisition Corporation. Prior to November
                                    1996, President, Chief Executive Officer and
                                    a Director of VK/AC Holding, Inc. Mr. Powell
                                    is also a Trustee, Director or Managing
                                    General Partner of other funds advised by
                                    Asset Management, Management Inc. and
                                    Advisory Corp.

Hugo F. Sonnenschein(3)...........  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 58                           investment committee. Mr. Sonnenschein is a
                                    member of the National Academy of Sciences
                                    and a fellow of the American Academy of Arts
                                    and Sciences. Mr. Sonnenschein is also a
                                    Trustee or Managing General Partner of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Wayne W. Whalen(2)*...............  Mr. Whalen is a Partner in the law firm of
333 West Wacker Drive               Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                   (Illinois), legal counsel to certain open
  Age: 59                           end and closed end investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp. Mr. Whalen is a Trustee,
                                    Director or Managing General Partner of
                                    other funds advised by Asset Management,
                                    Management Inc. and Advisory Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Advisers and the Funds by reason of their positions with the Advisers. Mr. Whalen is an interested person of the Funds by reason of his firm acting as legal counsel for the Funds.

(1) Class I Trustee.

(2) Class II Trustee.

(3) Class III Trustee.

MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 1998, the Board of Trustees of VXS, VIN, VLT and VIT each held 7 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 1998, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings and a retirement plan committee which held no meetings.

  During the fiscal year ended July 31, 1998, the Board of Trustees of VVR held 8 meetings. During the last fiscal year, each of the Trustees of such Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended July 31, 1998, the Board of Trustees of such Fund had no standing committees with the exception of an audit committee which held 1 meeting and retirement plan committee which held no meetings.

  During the 12 month period ended October 31, 1998(+), the Board of Trustees of VIG, VKV, VCV, VMV, VJV, VNV, VOV, VPV, VKS, VOT, VKI, VOF, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VQC, VFM, VOQ, VNM and VPQ each held 8 meetings. During the last 12 month period ended October 31, 1998, each of the Trustees of such Funds during the period such

---------------

(+) October 31 is the fiscal year end for each of the Funds identified in this paragraph. For each of VKQ, VQC, VFM, VOQ, VNM and VPQ, the Fund recently changed its fiscal year end from August 31 to October 31. The information provided in this paragraph is for the 12 month period ended October 31, 1998.

Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the 12 month period ended October 31, 1998, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 2 meetings and retirement plan committee which held no meetings.

  During the fiscal year ended June 30, 1998, the Board of Trustees of VBF held 7 meetings and VMT and VKC each held 8 meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended June 30, 1998, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held 1 meeting for VBF and 2 meetings for VMT and VKC and a retirement plan committee which held no meetings.

  The audit committee currently consists of Messrs. Arch, Dammeyer, Kerr, Muller, Myers and Sonnenschein. The audit committee makes recommendations to the Board concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. The retirement plan committee currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

REMUNERATION AND OWNERSHIP INFORMATION

  The Trustees and executive officers hold the same positions with other funds in the Fund Complex (defined below). The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management, Management Inc. or Van Kampen is paid by the respective entity. The funds in the Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with the such meetings. Prior to January 1, 1998, the amount of the annual retainer was $2,500 per fund and meeting fees were $250 per meeting per fund, plus expenses incurred in connection with the such meeting. Commencing January 1, 1998, funds in the Fund Complex paid an annual Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is then allocated among the funds in the Fund Complex based on the relative net assets of such funds, and $250 per meeting per fund, plus expenses incurred in connection with the such meeting.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allow such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such fund and retires at or after attaining the age of 62, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from such fund. Trustees retiring prior to the age of 62 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund. Each non-affiliated Trustee has served as a member of each Fund's Board of Trustees as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 1998 or the Fund Complex' most recently completed calendar year ended December 31, 1998.

                               COMPENSATION TABLE

                                                               FUND COMPLEX
                                            --------------------------------------------------
                                            ESTIMATED AGGREGATE
                                                PENSION OR                           TOTAL
                                                RETIREMENT          ESTIMATED     COMPENSATION
                              AGGREGATE          BENEFITS           AGGREGATE        BEFORE
                             COMPENSATION         ACCRUED            ANNUAL         DEFERRAL
                              FROM EACH         AS PART OF        BENEFITS UPON    FROM FUND
          NAME(1)              FUND(2)          EXPENSES(3)       RETIREMENT(4)    COMPLEX(5)
          -------            ------------   -------------------   -------------   ------------
David C. Arch..............      (2)              $10,861            $97,500        $160,875
Rod Dammeyer...............      (2)               19,532             97,500         161,125
Howard J Kerr..............      (2)               37,215             96,250         161,125
Steven Muller..............      (2)               22,683              7,500         161,125
Theodore A. Myers..........      (2)               66,530             81,750         161,125
Hugo F. Sonnenschein.......      (2)               18,878             97,500         161,125
Wayne W. Whalen............      (2)               22,126             97,500         160,625

---------------
(1) Each of Messrs. McDonnell and Powell is an affiliated persons of the Advisers, Management Inc. or Van Kampen, and does not receive compensation or retirement benefits from the Funds.

(2) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year end in 1998 before deferral by the trustees under the deferred compensation plan is shown in Annex D. Certain trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 1998 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex (as defined below) as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 1998 is shown in Annex F.

(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 1998. The retirement plan is described above the table.

(4) The amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. Each Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 62 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the Aggregate Compensation of the 42 operating investment companies in the Fund Complex for the calendar year ended December 31, 1998 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Advisers or their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Trustees are not trustees of such other investment companies. Combining the Fund Complex with other investment companies advised by the Advisers or their affiliates, Mr. Whalen received Total Compensation of $285,282 for the year ended December 31, 1998.

SHAREHOLDER APPROVAL

  With respect to each of the Funds, the holders of Common Shares and, where applicable, the holders of Preferred Shares, each voting as a separate class, will vote on the respective nominees designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares, and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC
ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected the independent public accountants named below to examine the financial statements for the fiscal year of each Fund ending in 1999.

  (a) With respect to each Advisory Corp. Fund, the Board of Trustees has selected KPMG LLP as the Fund's independent public accountants. Each Advisory Corp. Fund knows of no direct or indirect financial interest of such firm in such Advisory Corp. Fund. Such appointment is subject to ratification or rejection by the shareholders of each Advisory Corp. Fund, with the shareholders of each Advisory Corp. Fund voting together as a single class. Representatives of KPMG LLP are expected to be present at the Meeting, will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

  (b) With respect to each Asset Management Fund, the Board of Trustees has selected Ernst & Young LLP as the Fund's independent public accountants. Each

Asset Management Fund knows of no direct or indirect financial interest of such firm in such Asset Management Fund. Such appointment is subject to ratification or rejection by the shareholders of each Asset Management Fund, with the shareholders of each Asset Management Fund voting together as a single class. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  With respect to each of the Funds, the holders of Common Shares and, where applicable, the holders of Preferred Shares, voting together as a single class, will vote on ratification of the independent public accountants for the Fund. The affirmative vote of a majority of the Shares of each Fund present at the Meeting in person or by proxy is required to ratify the selection of the independent public accountants for such Fund. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF THE RESPECTIVE INDEPENDENT PUBLIC ACCOUNTANTS SELECTED FOR THE FUND.
------------------------------------------------------------------------------
PROPOSAL 3: FOR VKC, VIG AND VIT ONLY, APPROVAL OF PREFERRED SHARE SPLIT AND SIMULTANEOUS REDUCTION IN LIQUIDATION PREFERENCE PER PREFERRED SHARE
------------------------------------------------------------------------------

  With respect to VKC, VIG and VIT only, holders of Preferred Shares are being asked to vote on a proposal to split each Preferred Share of such Fund and to simultaneously reduce the liquidation preference per Preferred Share of such Fund. The amount of the Preferred Share split ratio and simultaneous reduction in liquidation preference are designed to eliminate any economic impact on shareholders from this proposal and are calculated so that the resulting Preferred Shares have a liquidation preference of $25,000 as follows:

                  CURRENT              PREFERRED SHARE              PROPOSED
FUND          PREFERRED SHARES           SPLIT RATIO            PREFERRED SHARES
----          ----------------         ---------------          ----------------
 VKC   Remarketed Preferred Shares,      2 for 1         Remarketed Preferred Shares,
       Liquidation Preference $50,000                    Liquidation Preference $25,000
       per share                                         per share
 VIG   Remarketed Preferred Shares,      4 for 1         Remarketed Preferred Shares,
       Liquidation Preference                            Liquidation Preference $25,000
       $100,000                                          per share
       per share
 VIT   Auction Market Preferred          4 for 1         Auction Market Preferred
       Shares,                                           Shares, Liquidation Preference
       Liquidation Preference                            $25,000 per share
       $100,000
       per share

  The Board of Trustees of each Fund and the Adviser believe the Preferred Share split and simultaneous liquidation preference reduction is in the best interests of the shareholders of these Funds because such actions may increase the liquidity and marketability of their Preferred Shares as well as provide a more convenient size for purchases. Most of the other Van Kampen Funds have previously implemented similar proposals to split and reduce the liquidation preference of their Preferred Shares. Approval of this proposal will result in amendments to the Fund's organizational documents as necessary to implement the change, including increasing the number of authorized Preferred Shares and reducing the amount of the liquidation preference per Preferred Share.

SHAREHOLDER APPROVAL

  With respect to VKC, VIG and VIT, the holders of the Preferred Shares, voting as a separate class, will vote on this proposal, for VKC and VIG, approval of the proposed Preferred Share split and simultaneous reduction in liquidation preference per Preferred Share requires an affirmative vote of the lesser of (i) 67% of more of the voting Preferred Shares of such Fund, if more than 50% of the outstanding Preferred Shares of such Fund entitled to vote are present in person or represented by proxy, or (i) more than 50% of the outstanding Preferred Shares of such Fund entitled to vote thereon. For VIT, approval of the proposed Preferred Share split and simultaneous reduction in liquidation preference per Preferred Share requires an affirmative vote of 66 2/3% of the outstanding Preferred Shares entitled to vote thereon. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE PREFERRED SHARE SPLIT AND SIMULTANEOUS REDUCTION IN LIQUIDATION PREFERENCE PER PREFERRED SHARE.
------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUNDS

  The following table sets forth certain information concerning the executive officers of the Funds other than those officers previously named as nominees above.

                        EXECUTIVE OFFICERS OF THE FUNDS

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUNDS            DURING PAST 5 YEARS
 ---------------------   ------------------           ---------------------
Peter Hegel............  Vice President      Executive Vice President of Asset
  1 Parkview Plaza                           Management, Management Inc., Advisory
  Oakbrook Terrace,                          Corp. and Advisors Inc. Prior to
  IL 60181                                   September 1996, Director of McCarthy,
  Age: 42                                    Crisanti & Maffei Inc. Prior to July
                                             1996, Director of VSM Inc. Vice
                                             President of other investment companies
                                             advised by Asset Management, Management
                                             Inc. and Advisory Corp.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUNDS            DURING PAST 5 YEARS
 ---------------------   ------------------           ---------------------
A. Thomas Smith III....  Vice President      Executive Vice President, General
  1 Parkview Plaza         and Secretary     Counsel, Secretary and Director of Van
  Oakbrook Terrace,                          Kampen Advisors Inc., the Advisers, Van
  IL 60181                                   Kampen Management Inc., Van Kampen, Van
  Age: 42                                    Kampen Funds Inc., American Capital
                                             Contractual Services, Inc., Van Kampen
                                             Exchange Corp., Van Kampen
                                             Recordkeeping Services Inc., Van Kampen
                                             Investor Services, Inc., Van Kampen
                                             Insurance Agency of Illinois Inc. and
                                             Van Kampen System Inc. From January
                                             1994 through January 1999, counsel to
                                             New York Life Insurance Company,
                                             serving as Vice President and Associate
                                             General Counsel since March of 1997.
                                             Assistant General Counsel of The
                                             Dreyfus Corporation from September 1991
                                             to December 1993 and a Senior Associate
                                             of Willkie Farr & Gallagher from
                                             February 1989 to August 1991. From
                                             January 1986 to January 1989, Staff
                                             Attorney with the U.S. Securities and
                                             Exchange Commission in the Division of
                                             Investment Management's Office of Chief
                                             Counsel.
Paul R. Wolkenberg.....  Vice President      Executive Vice President and Director
  2800 Post Oak Blvd.                        of Van Kampen. Executive Vice President
  Houston, TX 77056                          of Asset Management and Van Kampen
  Age: 54                                    Funds Inc. President and a Director of
                                             Van Kampen Investor Services Inc.
                                             President and Chief Operating Officer
                                             of Van Kampen Recordkeeping Services
                                             Inc. Prior to July 1998, Director and
                                             Executive Vice President of VK/AC
                                             Holding, Inc. Vice President of other
                                             investment companies advised by Asset
                                             Management, Management Inc. and
                                             Advisory Corp.
Edward C. Wood III.....  Vice President      Senior Vice President of Asset
  1 Parkview Plaza                           Management, Advisory Corp., Van Kampen,
  Oakbrook Terrace, IL                       Van Kampen Funds Inc., Van Kampen
  60181                                      Insurance Agency of Illinois Inc. and
  Age: 42                                    Management Inc. Vice President of other
                                             investment companies advised by Asset
                                             Management, Management Inc. and
                                             Advisory Corp.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUNDS            DURING PAST 5 YEARS
 ---------------------   ------------------           ---------------------
Curtis W. Morell.......  Vice President and  Senior Vice President of the Asset
  2800 Post Oak Blvd.      Chief Accounting  Management, Advisory Corp. and Van
  Houston, TX 77056        Officer           Kampen. Vice President and Chief
  Age: 52                                    Accounting Officer of other investment
                                             companies advised by Asset Management,
                                             Management Inc. and Advisory Corp.
John L. Sullivan.......  Vice President,     Senior Vice President of Asset
  1 Parkview Plaza         Treasurer and     Management, Advisory Corp., Management
  Oakbrook Terrace,        Chief Financial   Inc. and Van Kampen. Vice President,
  IL 60181                 Officer           Treasurer and Chief Financial Officer
  Age: 43                                    of other investment companies advised
                                             by Asset Management, Management Inc.
                                             and Advisory Corp.
Tanya M. Loden.........  Controller          Vice President of Asset Management,
  2800 Post Oak Blvd.                        Advisory Corp., Management Inc. and Van
  Houston, TX 77056                          Kampen, Controller of other investment
  Age: 39                                    companies advised by Asset Management,
                                             Management Inc. and Advisory Corp.
Stephen L. Boyd........  Vice President of   Chief Investment Officer for equity
  2800 Post Oak Blvd.      VXS only          investments at Van Kampen. Prior to
  Houston, TX 77056                          October 1998, Vice President, Senior
  Age: 58                                    Portfolio Manager with AIM Capital
                                             Management, Inc. Prior to February
                                             1998, Senior Vice President of Van
                                             Kampen American Capital Asset
                                             Management, Inc., Van Kampen American
                                             Capital Investment Advisory Corp. and
                                             Van Kampen American Capital Management,
                                             Inc.
Jeffrey W. Maillet.....  Vice President of   Senior Vice President and Portfolio
  1 Parkview Plaza         VVR only          Manager of Advisory Corp. He is also
  Oakbrook Terrace, IL                       Senior Vice President of Management
  60181                                      Inc. and Asset Management.
  Age: 42

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of Advisory Corp., Asset Management, Management Inc., Van Kampen or their affiliates and receive compensation in such capacities.

SHAREHOLDER INFORMATION

  As of April 30, 1999, the Trustees and executive officers of the Funds as a group owned less than 1% of the outstanding Shares of each Fund. As of April 30, 1999, certain trustees and executive officers owned, directly or beneficially, the number of

Common Shares of each Fund as set forth in Annex G. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table. As of April 30, 1999, no trustees or executive officers owned any Preferred Shares of the Funds. As of April 30, 1999, to the knowledge of the Funds, no Shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or Van Kampen, the transfer agents of the Funds or by dealers or their representatives or by First Data Investor Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations at an estimated cost of approximately $2,500 per Fund.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2000 Annual Meeting of Shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by February 17, 2000. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than March 17, 2000. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III,
                                          Vice President and Secretary
[May   , 1999]

                                                                         ANNEX A

                          VAN KAMPEN CLOSED END FUNDS

  The following list sets forth the Van Kampen closed end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 on Wednesday, June 16, 1999, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares". Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below and such preferred shares of the Funds are referred to herein as the "Preferred Shares." For the convenience of administering proposal 2, the Funds have also been grouped into "Advisory Corp. Funds" and "Asset Management Funds."

                              ADVISORY CORP. FUNDS

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Municipal Income   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Trust                                                               Shares, liquidation
                                                                     preference $500,000 per
                                                                     share
Van Kampen California         California Municipal        VKC       Remarketed Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $50,000 per share
Van Kampen Investment Grade   Investment Grade            VIG       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $100,000 per share
Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share
Van Kampen California         California Quality          VQC       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share
Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share
Van Kampen Trust for          Trust for Investment        VIC       Auction Preferred Shares,
 Investment Grade California   Grade California                      liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share
Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share
Van Kampen New Jersey Value   New Jersey Value            VJV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen Ohio Value         Ohio Value Municipal        VOV       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share
Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Strategic Sector   Strategic Sector            VKS       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share
Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share
Van Kampen Florida Municipal  Florida Municipal           VOF       Auction Preferred Shares,
 Opportunity Trust             Opportunity Trust                     liquidation preference
                                                                     $25,000 per share
Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share
Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share
Van Kampen High Income Trust  High Income Trust II        VLT       Auction Preferred Shares,
 II                                                                  liquidation preference
                                                                     $25,000 per share
Van Kampen High Income Trust  High Income Trust           VIT       Auction Market Preferred
                                                                     Shares, liquidation
                                                                     preference $100,000 per
                                                                     share
Van Kampen Senior Income      Senior Income Trust         VVR       Not Applicable
 Trust

                             ASSET MANAGEMENT FUNDS

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Bond Fund          Bond Fund                   VBF       Not Applicable
Van Kampen Convertible        Convertible Securities      VXS       Not Applicable
 Securities Fund               Fund
Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 30, 1999, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Van Kampen Municipal Income Trust                                                     300
Van Kampen California Municipal Trust                                                 400
Van Kampen Investment Grade Municipal Trust                                           250
Van Kampen Select Sector Municipal Trust                                            1,360
Van Kampen Municipal Trust                                                         12,000
Van Kampen California Quality Municipal Trust                                       3,000
Van Kampen New York Quality Municipal Trust                                         1,800
Van Kampen Pennsylvania Quality Municipal Trust                                     2,600
Van Kampen Florida Quality Municipal Trust                                          2,000
Van Kampen Ohio Quality Municipal Trust                                             1,400
Van Kampen Trust for Insured Municipals                                             3,000
Van Kampen Trust for Investment Grade Municipals                                   10,600
Van Kampen Trust for Investment Grade California Municipals                         1,800
Van Kampen Trust for Investment Grade New York Municipals                           2,400
Van Kampen Trust for Investment Grade Pennsylvania                                  2,800
 Municipals
Van Kampen Trust for Investment Grade Florida Municipals                            1,600
Van Kampen Trust for Investment Grade New Jersey Municipals                         1,600
Van Kampen Municipal Opportunity Trust                                              6,000
Van Kampen Advantage Municipal Income Trust                                         7,600
Van Kampen Advantage Pennsylvania Municipal Income Trust                            1,600
Van Kampen New Jersey Value Municipal Income Trust                                  1,000
Van Kampen Ohio Value Municipal Income Trust                                          600
Van Kampen Massachusetts Value Municipal Income Trust                               1,000
Van Kampen Strategic Sector Municipal Trust                                         3,800
Van Kampen New York Value Municipal Income Trust                                    1,600
Van Kampen California Value Municipal Income Trust                                  2,400
Van Kampen Pennsylvania Value Municipal Income Trust                                1,800
Van Kampen Value Municipal Income Trust                                             9,000
Van Kampen Florida Municipal Opportunity Trust                                        640
Van Kampen Municipal Opportunity Trust II                                           4,600
Van Kampen Advantage Municipal Income Trust II                                      3,200
Van Kampen High Income Trust                                                        1,800
Van Kampen High Income Trust II                                                       850
Van Kampen Senior Income Trust                                                        N/A
Van Kampen Bond Fund                                                                  N/A
Van Kampen Convertible Securities Fund                                                N/A
Van Kampen Income Trust                                                               N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the nominees to the Board of Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                    ARCH   DAMMEYER   KERR   MCDONNELL      MULLER      MYERS      POWELL   SONNENSCHEIN   WHALEN
                                    ----   --------   ----   ---------      ------      -----      ------   ------------   ------
Municipal Income Trust (VMT)......  1988     1988     1992     1988          1998       1988        1987        1994        1988
California Municipal Trust
 (VKC)............................  1988     1988     1992     1988          1998       1988        1997        1994        1988
High Income Trust (VIT)...........  1988     1988     1992     1988          1998       1988        1997        1994        1988
Investment Grade Municipal Trust
 (VIG)............................  1989     1989     1992     1989          1998       1989        1997        1994        1989
High Income Trust II (VLT)........  1989     1989     1992     1989          1998       1989        1997        1994        1989
California Quality Municipal Trust
 (VQC)............................  1991     1991     1992     1991          1998       1991        1997        1994        1991
Florida Quality Municipal Trust
 (VFM)............................  1991     1991     1992     1991          1998       1991        1997        1994        1991
Municipal Trust (VKQ).............  1991     1991     1992     1991          1998       1991        1997        1994        1991
New York Quality Municipal Trust
 (VNM)............................  1991     1991     1992     1991          1998       1991        1997        1991        1991
Ohio Quality Municipal Trust
 (VOQ)............................  1991     1991     1992     1991          1998       1991        1997        1994        1991
Pennsylvania Quality Municipal
 Trust (VPQ)......................  1991     1991     1992     1991          1998       1991        1997        1994        1991
Trust for Insured Municipals
 (VIM)............................  1991     1991     1992     1991          1998       1991        1997        1994        1991
Trust for Investment Grade
 Municipals (VGM).................  1991     1991     1992     1991          1998       1991        1997        1994        1991
Advantage Municipal Income Trust
 (VKA)............................  1992     1992     1992     1992          1998       1992        1997        1994        1992
Advantage Pennsylvania Municipal
 Income Trust (VAP)...............  1992     1992     1992     1992          1998       1992        1997        1994        1992
Municipal Opportunity Trust
 (VMO)............................  1992     1992     1992     1992          1998       1992        1997        1994        1992
Strategic Sector Municipal Trust
 (VKS)............................  1992     1992     1992     1992          1998       1992        1997        1994        1992
Trust for Investment Grade
 California Municipals (VIC)......  1992     1992     1992     1992          1998       1992        1997        1994        1992
Trust for Investment Grade Florida
 Municipals (VTF).................  1992     1992     1992     1992          1998       1992        1997        1994        1992
Trust for Investment Grade New
 Jersey Municipals (VTJ)..........  1992     1992     1992     1992          1998       1992        1997        1994        1992
Trust for Investment Grade New
 York Municipals (VTN)............  1992     1992     1992     1992          1998       1992        1997        1994        1992
Trust for Investment Grade
 Pennsylvania Municipals (VTP)....  1992     1992     1992     1992          1998       1992        1997        1994        1992
Advantage Municipal Income Trust
 II (VKI).........................  1993     1993     1993     1993          1998       1993        1997        1994        1993
California Value Municipal Income
 Trust (VCV)......................  1993     1993     1993     1993          1998       1993        1997        1994        1993
Florida Municipal Opportunity
 Trust (VOF)......................  1993     1993     1993     1993          1998       1993        1997        1994        1993
Massachusetts Value Municipal
 Income Trust (VMV)...............  1993     1993     1993     1993          1998       1993        1997        1994        1993

                                    ARCH   DAMMEYER   KERR   MCDONNELL      MULLER      MYERS      POWELL   SONNENSCHEIN   WHALEN
                                    ----   --------   ----   ---------      ------      -----      ------   ------------   ------
Municipal Opportunity Trust II
 (VOT)............................  1993     1993     1993     1993          1998       1993        1997        1994        1993
New Jersey Value Municipal Income
 Trust (VJV)......................  1993     1993     1993     1993          1998       1993        1997        1994        1993
New York Value Municipal Income
 Trust (VNV)......................  1993     1993     1993     1993          1998       1993        1997        1994        1993
Ohio Value Municipal Income Trust
 (VOV)............................  1993     1993     1993     1993          1998       1993        1997        1994        1993
Pennsylvania Value Municipal
 Income Trust (VPV)...............  1993     1993     1993     1993          1998       1993        1997        1994        1993
Select Sector Municipal Trust
 (VKL)............................  1993     1993     1993     1993          1998       1993        1997        1994        1993
Value Municipal Income Trust
 (VKV)............................  1993     1993     1993     1993          1998       1993        1997        1994        1993
Bond Fund (VBF)...................  1997     1997     1997     1997          1990       1997        1997        1997        1997
Convertible Securities Fund
 (VXS)............................  1997     1997     1997     1997          1990       1997        1997        1997        1997
Income Trust (VIN)................  1997     1997     1997     1997          1990       1997        1997        1997        1997
Senior Income Trust (VVR).........  1998     1998     1998     1998          1998       1998        1998        1998        1998

                                                                         ANNEX D
           1998 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

              NAME OF FUND                 FISCAL YEAR-END    ARCH    DAMMEYER    KERR    MULLER   MYERS    SONNENSCHEIN   WHALEN
              ------------                 ---------------    ----    --------    ----    ------   -----    ------------   ------
Municipal Income Trust...................       06/30        $4,253    $4,253    $4,253   $1,996   $4,253      $4,253      $4,241
California Municipal Trust...............       06/30         2,940     2,940     2,940      683    2,940       2,940       2,928
Bond Fund................................       06/30         1,278     1,278     1,278    2,968    1,278       1,278       1,266
Senior Income Trust......................       07/31           250       250       250      250      250         250         250
Municipal Trust(1).......................       10/31         6,697     6,697     6,697    5,565    6,697       6,697       6,691
California Quality Municipal Trust(1)....       10/31         3,534     3,534     3,534    2,402    3,534       3,534       3,528
New York Quality Municipal Trust(1)......       10/31         3,055     3,055     3,055    1,923    3,055       3,055       3,049
Florida Quality Municipal Trust(1).......       10/31         3,142     3,142     3,142    2,010    3,142       3,142       3,136
Ohio Quality Municipal Trust(1)..........       10/31         2,899     2,899     2,899    1,767    2,899       2,899       2,893
Pennsylvania Quality Municipal
 Trust(1)................................       10/31         3,353     3,353     3,353    2,221    3,353       3,353       3,347
Advantage Municipal Income Trust.........       10/31         4,770     4,770     4,770    3,363    4,770       4,770       4,760
Advantage Municipal Income Trust II......       10/31         3,315     3,315     3,315    2,283    3,315       3,315       3,309
Advantage Pennsylvania Municipal Income
 Trust...................................       10/31         2,933     2,933     2,933    1,801    2,933       2,933       2,927
California Value Municipal Income
 Trust...................................       10/31         3,130     3,130     3,130    1,998    3,130       3,130       3,124
Florida Municipal Opportunity Trust......       10/31         2,581     2,581     2,581    1,449    2,581       2,581       2,575
Investment Grade Municipal Trust.........       10/31         2,746     2,746     2,746    1,614    2,746       2,746       2,740
Massachusetts Value Municipal Income
 Trust...................................       10/31         2,699     2,699     2,699    1,567    2,699       2,699       2,693
Municipal Opportunity Trust..............       10/31         4,336     4,336     4,336    3,204    4,336       4,336       4,330
Municipal Opportunity Trust II...........       10/31         3,737     3,737     3,737    2,605    3,737       3,737       3,731
New Jersey Value Municipal Income
 Trust...................................       10/31         2,686     2,686     2,686    1,554    2,686       2,686       2,680
New York Value Municipal Income Trust....       10/31         2,893     2,893     2,893    1,761    2,893       2,893       2,887
Ohio Value Municipal Income Trust........       10/31         2,580     2,580     2,580    1,448    2,580       2,580       2,574
Pennsylvania Value Municipal Income
 Trust...................................       10/31         2,929     2,929     2,929    1,797    2,929       2,929       2,923
Select Sector Municipal Trust............       10/31         2,853     2,853     2,853    1,721    2,853       2,853       2,847

---------------
(1) Because the Fund recently changed its fiscal year end from August 31 to October 31, the information provided herein is for the 12 month period ended October 31, 1998.

              NAME OF FUND                 FISCAL YEAR-END    ARCH    DAMMEYER    KERR    MULLER   MYERS    SONNENSCHEIN   WHALEN
              ------------                 ---------------    ----    --------    ----    ------   -----    ------------   ------
Strategic Sector Municipal Trust.........       10/31         3,573     3,573     3,573    2,441    3,573       3,573       3,567
Trust for Insured Municipals.............       10/31         3,588     3,588     3,588    2,456    3,588       3,588       3,582
Trust for Investment Grade California
 Municipals..............................       10/31         2,971     2,971     2,971    1,839    2,971       2,971       2,965
Trust for Investment Grade Florida
 Municipals..............................       10/31         2,920     2,920     2,920    1,788    2,920       2,920       2,914
Trust for Investment Grade Municipals....       10/31         5,849     5,849     5,849    4,713    5,849       5,849       5,839
Trust for Investment Grade New Jersey
 Municipals..............................       10/31         2,903     2,903     2,903    1,771    2,903       2,903       2,897
Trust for Investment Grade New York
 Municipals..............................       10/31         3,179     3,179     3,179    2,047    3,179       3,179       3,173
Trust for Investment Grade Pennsylvania
 Municipals..............................       10/31         3,329     3,329     3,329    2,197    3,329       3,329       3,323
Value Municipal Income Trust.............       10/31         5,141     5,141     5,141    4,009    5,141       5,141       5,135
High Income Trust........................       12/31         2,397     2,397     2,397    2,397    2,397       2,397       2,385
High Income Trust II.....................       12/31         2,192     2,192     2,192    2,192    2,192       2,192       2,180
Convertible Securities Fund..............       12/31         1,987     1,987     1,987    1,987    1,987       1,987       1,975
Income Trust.............................       12/31         2,261     2,261     2,261    2,261    2,261       2,261       2,249

                                                                         ANNEX E
               1998 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

            NAME OF FUND               FISCAL YEAR-END    ARCH    DAMMEYER     KERR     MULLER    MYERS    SONNENSCHEIN    WHALEN
            ------------               ---------------    ----    --------     ----     ------    -----    ------------    ------
Municipal Income Trust...............       06/30          $0      $4,253     $2,257      $0       $0         $4,253       $4,241
California Municipal Trust...........       06/30           0       2,940      2,257       0        0          2,940        2,928
Bond Fund............................       06/30           0       1,278          0       0        0          1,278        1,266
Senior Income Trust..................       07/31           0         250        250       0        0            250          250
Municipal Trust(1)...................       10/31           0       6,697      3,203       0        0          6,697        6,691
California Quality Municipal
 Trust(1)............................       10/31           0       3,534      2,234       0        0          3,534        3,528
New York Quality Municipal
 Trust(1)............................       10/31           0       3,055      2,087       0        0          3,055        3,049
Florida Quality Municipal Trust(1)...       10/31           0       3,142      2,113       0        0          3,142        3,136
Ohio Quality Municipal Trust(1)......       10/31           0       2,899      2,039       0        0          2,899        2,893
Pennsylvania Quality Municipal
 Trust(1)............................       10/31           0       3,353      2,178       0        0          3,353        3,347
Advantage Municipal Income Trust.....       10/31           0       4,770      2,614       0        0          4,770        4,764
Advantage Municipal Income Trust
 II..................................       10/31           0       3,315      2,167       0        0          3,315        3,309
Advantage Pennsylvania Municipal
 Income Trust........................       10/31           0       2,933      2,049       0        0          2,933        2,927
California Value Municipal Income
 Trust...............................       10/31           0       3,130      2,110       0        0          3,130        3,124
Florida Municipal Opportunity
 Trust...............................       10/31           0       2,581      1,941       0        0          2,581        2,575
Investment Grade Municipal Trust.....       10/31           0       2,746      1,992       0        0          2,746        2,740
Massachusetts Value Municipal Income
 Trust...............................       10/31           0       2,699      1,977       0        0          2,699        2,693
Municipal Opportunity Trust..........       10/31           0       4,336      2,479       0        0          4,336        4,330
Municipal Opportunity Trust II.......       10/31           0       3,737      2,297       0        0          3,737        3,731
New Jersey Value Municipal Income
 Trust...............................       10/31           0       2,686      1,974       0        0          2,686        2,680
New York Value Municipal Income
 Trust...............................       10/31           0       2,893      2,037       0        0          2,893        2,887
Ohio Value Municipal Income Trust....       10/31           0       2,580      1,941       0        0          2,580        2,574
Pennsylvania Value Municipal Income
 Trust...............................       10/31           0       2,929      2,048       0        0          2,929        2,923
Select Sector Municipal Trust........       10/31           0       2,853      2,025       0        0          2,853        2,847
Strategic Sector Municipal Trust.....       10/31           0       3,573      2,246       0        0          3,573        3,567

---------------
(1) Because the Fund recently changed its fiscal year end from August 31 to October 31, the information provided herein is for the 12 month period ended October 31, 1998.

            NAME OF FUND               FISCAL YEAR-END    ARCH    DAMMEYER     KERR     MULLER    MYERS    SONNENSCHEIN    WHALEN
            ------------               ---------------    ----    --------     ----     ------    -----    ------------    ------
Trust for Insured Municipals.........       10/31           0       3,588      2,250       0        0          3,588        3,582
Trust for Investment Grade California
 Municipals..........................       10/31           0       2,971      2,061       0        0          2,971        2,965
Trust for Investment Grade Florida
 Municipals..........................       10/31           0       2,920      2,045       0        0          2,920        2,914
Trust for Investment Grade
 Municipals..........................       10/31           0       5,845      2,942       0        0          5,845        5,839
Trust for Investment Grade New Jersey
 Municipals..........................       10/31           0       2,903      2,040       0        0          2,903        2,897
Trust for Investment Grade New York
 Municipals..........................       10/31           0       3,179      2,125       0        0          3,179        3,173
Trust for Investment Grade
 Pennsylvania Municipals.............       10/31           0       3,329      2,171       0        0          3,329        3,323
Value Municipal Income Trust.........       10/31           0       5,141      2,727       0        0          5,141        5,135
High Income Trust....................       12/31           0       2,397      1,411       0        0          2,397        2,385
High Income Trust II.................       12/31           0       2,192      1,317       0        0          2,192        2,180
Convertible Securities Fund..........       12/31           0       1,987      1,217       0        0          1,987        1,975
Income Trust.........................       12/31           0       2,261      1,352       0        0          2,261        2,249

                                                                         ANNEX F

        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

               NAME OF FUND                 FISCAL YEAR-END   ARCH   DAMMEYER    KERR     MULLER   MYERS   SONNENSCHEIN   WHALEN
               ------------                 ---------------   ----   --------    ----     ------   -----   ------------   ------
Municipal Income Trust....................       06/30         $0    $24,051    $18,511     $0      $0       $21,847      $17,518
California Municipal Trust................       06/30          0     21,337     17,348      0       0        19,418       15,088
Bond Fund.................................       06/30          0      3,250      1,710      0       0         2,923        2,615
Senior Income Trust.......................       07/31          0      6,463      6,167      0       0         6,343        6,327
Municipal Trust...........................       10/31          0     27,147     19,838      0       0        24,618       20,291
California Quality Municipal Trust........       10/31          0     22,615     17,897      0       0        20,561       16,231
New York Quality Municipal Trust..........       10/31          0     21,926     17,600      0       0        19,945       15,615
Florida Quality Municipal Trust...........       10/31          0     22,051     17,653      0       0        20,056       15,732
Ohio Quality Municipal Trust..............       10/31          0     21,702     17,504      0       0        19,744       15,414
Pennsylvania Quality Municipal Trust......       10/31          0     22,353     17,782      0       0        20,327       15,997
Advantage Municipal Income Trust..........       10/31          0     24,385     18,656      0       0        22,146       17,818
Advantage Municipal Income Trust II.......       10/31          0     22,301     17,762      0       0        20,280       15,951
Advantage Pennsylvania Municipal Income
 Trust....................................       10/31          0     21,751     17,524      0       0        19,788       15,463
California Value Municipal Income Trust...       10/31          0     22,036     17,649      0       0        20,043       15,719
Florida Municipal Opportunity Trust.......       10/31          0     21,248     17,469      0       0        19,338       15,008
Investment Grade Municipal Trust..........       10/31          0     21,484     17,411      0       0        19,549       15,219
Massachusetts Value Municipal Income
 Trust....................................       10/31          0     21,417     17,382      0       0        19,489       15,158
Municipal Opportunity Trust...............       10/31          0     23,764     18,389      0       0        21,590       17,261
Municipal Opportunity Trust II............       10/31          0     22,905     18,021      0       0        20,821       16,491
New Jersey Value Municipal Income Trust...       10/31          0     21,399     17,375      0       0        19,473       15,143
New York Value Municipal Income Trust.....       10/31          0     21,696     17,502      0       0        19,738       15,408
Ohio Value Municipal Income Trust.........       10/31          0     21,248     17,311      0       0        19,338       15,008
Pennsylvania Value Municipal Income
 Trust....................................       10/31          0     21,746     17,523      0       0        19,784       15,454
Select Sector Municipal Trust.............       10/31          0     21,638     17,478      0       0        19,687       15,357
Strategic Sector Municipal Trust..........       10/31          0     22,670     17,920      0       0        20,611       16,281
Trust for Insured Municipals..............       10/31          0     22,691     17,928      0       0        20,629       16,299

               NAME OF FUND                 FISCAL YEAR-END   ARCH   DAMMEYER    KERR     MULLER   MYERS   SONNENSCHEIN   WHALEN
               ------------                 ---------------   ----   --------    ----     ------   -----   ------------   ------
Trust for Investment Grade California
 Municipals...............................       10/31          0     21,807     17,550      0       0        19,838       15,508
Trust for Investment Grade Florida
 Municipals...............................       10/31          0     21,733     17,517      0       0        19,772       15,442
Trust for Investment Grade Municipals.....       10/31          0     25,923     19,312      0       0        23,522       19,194
Trust for Investment Grade New Jersey
 Municipals...............................       10/31          0     21,710     17,508      0       0        19,751       15,421
Trust for Investment Grade New York
 Municipals...............................       10/31          0     22,105     17,677      0       0        20,105       15,775
Trust for Investment Grade Pennsylvania
 Municipals...............................       10/31          0     22,320     17,769      0       0        20,297       15,967
Value Municipal Income Trust..............       10/31          0     24,917     18,884      0       0        22,623       18,294
High Income Trust.........................       12/31          0     21,948     17,601      0       0        19,964       15,634
High Income Trust II......................       12/31          0     21,722     17,506      0       0        19,762       15,432
Convertible Securities Fund...............       12/31          0      2,173      1,234      0       0         1,957        1,946
Income Trust..............................       12/31          0      2,474      1,370      0       0         2,228        2,216

                                                                         ANNEX G
  TRUSTEE AND EXECUTIVE OFFICER OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF
                                 APRIL 30, 1999

                                                          ARCH      DAMMEYER      MCDONNELL      MYERS       WHALEN      SULLIVAN
                                                          ----      --------      ---------      -----       ------      --------
Advantage Municipal Income Trust....................
Advantage Municipal Income Trust II.................
High Income Trust...................................
High Income Trust II................................
Investment Grade Municipal Trust....................
Municipal Income Trust..............................
Municipal Opportunity Trust.........................
Municipal Opportunity Trust II......................
Municipal Trust.....................................
Select Sector Municipal Trust.......................
Strategic Sector Municipal Trust....................
Trust for Insured Municipal.........................
Trust for Investment Grade Municipals...............
Value Municipal Income Trust........................

                           NOW TWO NEW AND EASY WAYS
                           TO SUBMIT YOUR VOTE/PROXY

1.  TO VOTE BY INTERNET

         24 HOURS A DAY, FAST AND CONVENIENT.

    -   GO TO WWW.PROXYVOTE.COM

    -   FOLLOW THESE FOUR EASY STEPS:

         1. Read the accompanying Proxy Statement and have your proxy card or voting instruction form on hand

         2.  Go to www.proxyvote.com

         3. Enter the 12-digit control number listed on your proxy card or voting instruction form

         4. Follow the simple instructions and click on "Final Submission" when you are finished

2.  TO VOTE BY TELEPHONE

         7 DAYS A WEEK, IMMEDIATE POSTING AND CONFIRMATION.

    -   IN THE U.S., CALL TOLL-FREE 1-800-690-   USING A TOUCH-TONE PHONE

    -   FOLLOW THESE FOUR EASY STEPS:

         1. Read the accompanying Proxy and have your proxy or voting information form on hand

         2.  In the U.S., call the toll-free number 1-800-690-   using a
             touch-tone phone

         3. Enter the 12-digit control number listed on your proxy card or voting instruction form

         4.  Follow the simple recorded instructions

                    THANK YOU FOR SUBMITTING YOUR VOTE/PROXY
  IF YOU VOTE BY INTERNET OR TELEPHONE, YOU NEED NOT RETURN THE PROXY CARD OR
                            VOTING INSTRUCTION FORM.

                                VAN KAMPEN FUNDS

                                     PROXY

/x/ PLEASE MARK VOTES              VAN KAMPEN
AS IN THIS EXAMPLE
                         JOINT MEETING OF SHAREHOLDERS

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned holder of [common/preferred] shares of VAN KAMPEN XXXXXXXX, a [Massachusetts/Delaware] business trust (the "Fund"), hereby appoints Dennis
J. McDonnell and A. Thomas Smith III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, on Wednesday, June 16, 1999, at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all [common/preferred] shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

     If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     Account No.     No. of Shares     Class of Shares     Proxy No.

     1.  Authority to vote for the election as Class X Trustees, the nominees
         named below:                                                                  FOR     WITHHOLD   FOR ALL EXCEPT

              XXXXXX, XXXXXXXX, XXXXXXXX                                             -------   --------   --------------

         To withhold authority to vote for any individual nominee, check             -------   --------   --------------
         "For All Except" and write the nominee's name on the line below.



     2.  To ratify the selection of [KMPG LLP/Ernst & Young LLP] as                    FOR      AGAINST    ABSTAIN
         the independent public accountants for the Fund's fiscal year; and          -------    -------    -------

                                                                                     -------    -------    -------

     3.  To approve the preferred share split for the Fund and simultaneous            FOR      AGAINST    ABSTAIN
         reduction in liquidation preference per preferred share.                    -------    -------    -------

                                                                                     -------    -------    -------
     4.  To transact such other business as may properly come before the Meeting.


     The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 16, 1999.
     Please sign this Proxy exactly as your name or names appear on the books of the Fund. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each holder should sign.

-----------------------------------------------------     ----------------------------------- ,
Shareholder signature                                     1999
                                                          Date
-----------------------------------------------------     ----------------------------------- ,
Co-owner signature (if applicable)                        1999
                                                          Date